PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG DISCOVERY FUND II

                   Supplement to Prospectus dated May 1, 2000


Effective August 31, 2000, Mr. Charles A. Paquelet is the sole manager of Strong Discovery Fund II.





           The date of this Prospectus Supplement is August 17, 2000.

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